SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2004

Martek Biosciences Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 5. Other Events and Regulation FD Disclosure

     On May 17, 2004, Martek Biosciences Corporation issued the press release attached hereto as Exhibit 99.1 announcing the potential impact on the third quarter of its 2004 fiscal year of a fire at a key supplier’s New Jersey manufacturing plant. The press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     The following is filed as an exhibit to this current report on Form 8-K:

        99.1 — Press Release dated May 17, 2004 issued by Martek Biosciences Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: May 19, 2004	By:	/s/ Peter L. Buzy

Peter L. Buzy
Chief Financial Officer

Exhibit Index

99.1	Press Release dated May 17, 2004 issued by Martek Biosciences Corporation